Intangible Assets and Goodwill	12 Months Ended
Jun. 30, 2021
Intangible assets and goodwill [abstract]
Intangible Assets and Goodwill	Intangible Assets and Goodwill

Accounting Policy

Intangible assets

Intangible assets are recorded at cost less accumulated amortization and any impairment losses. Intangible assets acquired in a business combination are measured at fair value at the acquisition date. Amortization of definite life intangibles is calculated on a straight-line basis over their estimated useful lives, which do not exceed the contractual period, if any, over the following terms:

Customer relationships Health Canada licenses Other operating licenses Patents IP and Know-how ERP Software	2 - 8 years Useful life of the facility 10 years 10 years 5 - 10 years 5 years

The estimated useful lives, residual values and amortization methods are reviewed annually and any changes in estimates are accounted for prospectively. Intangible assets with an indefinite life or not yet available for use are not subject to amortization.

Research costs are expensed as incurred. Development expenditures are capitalized only if development costs can be measured reliably, the product or process is technically and commercially feasible, future economic benefits are probable, and the Company intends to and has sufficient resources to complete development to use or sell the asset. Other development expenditures are recognized as research and development expenses on the consolidated statement of comprehensive loss as incurred. Capitalized deferred development costs are internally generated intangible assets.

Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of an entity over the fair value of the net tangible and intangible assets acquired. Goodwill is allocated to the cash generating unit (“CGU”) or group of CGUs which are expected to benefit from the synergies of the combination. Goodwill is not subject to amortization.

Impairment of intangible assets and goodwill

Goodwill and intangible assets with an indefinite life or not yet available for use are tested for impairment annually at year-end, and whenever events or circumstances that make it more likely than not that an impairment may have occurred, such as a significant adverse change in the business climate or a decision to sell or dispose all or a portion of a reporting unit. Finite life intangible assets are tested whenever there is an indication of impairment.

Goodwill and indefinite life intangible assets are tested annually at June 30 for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Indefinite life intangible assets are tested for impairment by comparing the carrying value of each CGU containing the assets to its recoverable amount. Goodwill is tested for impairment based on the level at which it is monitored by management, and not at a level higher than an operating segment. The Company’s goodwill is allocated to the cannabis operating segment and the U.S. CBD CGU, which represents the lowest level at which management monitors goodwill. The allocation of goodwill to the CGUs or group of CGUs requires the use of judgment.

An impairment loss is recognized for the amount by which the CGU’s carrying amount exceeds it recoverable amount. The recoverable amounts of the CGUs’ assets have been determined based on the higher of fair value less costs of disposal and value-in-use. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the CGU, given the necessity of making key economic assumptions about the future. Impairment losses recognized in respect of a CGU are first allocated to the carrying value of goodwill and any excess is allocated to the carrying value of assets in the CGU. Any impairment is recorded in profit and loss in the period in which the impairment is identified. A reversal of an asset impairment loss is allocated to the assets of the CGU on a pro rata basis. In allocating a reversal of an impairment loss, the carrying amount of an asset shall not be increased above the lower of its recoverable amount and the carrying amount that would have been determined had no impairment loss been recognized for the asset in prior period. Impairment losses on goodwill are not subsequently reversed.

The following is a continuity schedule of intangible assets and goodwill:

	June 30, 2021				June 30, 2020
	Cost	Accumulated amortization	Impairment	Net book value	Cost	Accumulated amortization	Impairment	Net book value
Definite life intangible assets:
Customer relationships and distribution network	96,838	(40,155)	(7,408)	49,275	104,807	(29,209)	(4,203)	71,395
Permits and licenses	109,127	(33,841)	—	75,286	216,220	(29,260)	(105,345)	81,615
Patents	1,895	(659)	—	1,236	1,895	(477)	—	1,418
Intellectual property and know-how	78,099	(37,588)	—	40,511	82,500	(25,308)	(4,401)	52,791
Software	41,708	(9,385)	(3,777)	28,546	35,137	(3,472)	—	31,665
Indefinite life intangible assets:
Brand	146,699	—	—	146,699	148,399	—	(1,700)	146,699
Permits and licenses (1)	25,895	—	—	25,895	170,098	—	(143,414)	26,684
Total intangible assets	500,261	(121,628)	(11,185)	367,448	759,056	(87,726)	(259,063)	412,267
Goodwill	921,494	—	(33,757)	887,737	3,212,963	—	(2,285,081)	927,882
Total	1,421,755	(121,628)	(44,942)	1,255,185	3,972,019	(87,726)	(2,544,144)	1,340,149
(1)Indefinite life permits and licenses are predominantly held by the Company’s foreign subsidiaries. Given that these permits and licenses are connected to the subsidiary rather than a specific asset, there is no foreseeable limit to the period over which these assets are expected to generate future cash inflows for the Company.

The following summarizes the changes in the net book value of intangible assets and goodwill for the periods presented:

	Balance, June 30, 2020	Additions	Disposals	Amortization	Impairment	Foreign currency translation	Balance, June 30, 2021
Definite life intangible assets:
Customer relationships and distribution network	71,395	480	(14)	(13,911)	(7,408)	(1,267)	49,275
Permits and licenses	81,615	181	(1,594)	(4,916)	—	—	75,286
Patents	1,418	—	—	(182)	—	—	1,236
Intellectual property and know-how	52,791	—	—	(12,280)	—	—	40,511
Software	31,665	6,842	—	(6,184)	(3,777)	—	28,546
Indefinite life intangible assets:
Brands	146,699	—	—	—	—	—	146,699
Permits and licenses	26,684	—	—	—	—	(789)	25,895
Total intangible assets	412,267	7,503	(1,608)	(37,473)	(11,185)	(2,056)	367,448
Goodwill	927,882	—	—	—	(33,757)	(6,388)	887,737
Total	1,340,149	7,503	(1,608)	(37,473)	(44,942)	(8,444)	1,255,185

	Balance, June 30, 2019	Additions (1)	Disposals	Amortization	Impairment	Foreign currency translation	Balance, June 30, 2020
Definite life intangible assets:
Customer relationships	71,568	18,529	—	(14,499)	(4,203)	—	71,395
Permits and licenses	209,328	493	(12,189)	(10,672)	(105,345)	—	81,615
Patents	1,602	—	—	(184)	—	—	1,418
Intellectual property and know-how	70,114	—	—	(12,922)	(4,401)	—	52,791
Software	16,652	17,313	—	(2,300)	—	—	31,665
Indefinite life intangible assets:
Brands	148,399	—	—	—	(1,700)	—	146,699
Permits and licenses	170,703	—	—	—	(143,414)	(605)	26,684
Total intangible assets	688,366	36,335	(12,189)	(40,577)	(259,063)	(605)	412,267
Goodwill (2)	3,172,550	37,628	—	—	(2,285,081)	2,785	927,882
Total	3,860,916	73,963	(12,189)	(40,577)	(2,544,144)	2,180	1,340,149
(1)Included in the $74.0 million additions are primarily (i) a $13.5 million distribution network intangible asset and $37.6 million goodwill from the acquisition of Reliva (Note 13(b)); (ii) $17.3 million from capitalized ERP costs; and (iii) $5.0 million from the acquisition of a customer list purchased through the issuance of common shares (Note 19(b)(i)).
(2)In accordance with IFRS 3 - Business Combinations, acquisition date fair values assigned to intangible assets have been adjusted, within the applicable measurement period, when new information is obtained about facts and circumstances that existed at the acquisition date (Note 13(b)).

As of June 30, 2021, all of the $172.6 million (June 30, 2020 – $173.4 million) indefinite life intangibles are allocated to the group of cash generating units (“CGUs”) that comprise the cannabis operating segment. As of June 30, 2021, $887.7 million (June 30, 2020 – $890.3 million) goodwill was allocated to the cannabis operating segment and $nil (June 30, 2020 - $37.6 million) was allocated to the U.S. CBD CGU.

At the end of each reporting period, the Company assesses whether there were events or changes in circumstances that would indicate that a CGU or group of CGUs were impaired. The Company considers external and internal factors, including overall financial performance and relevant entity-specific factors, as part of this assessment.

(a)    Asset Specific Impairments

During the year ended June 30, 2021, the Company identified certain enterprise resource planning projects that will be discontinued as part of the Company’s ongoing business transformation plan. The recoverable amount of the projects were estimated by using a FVLCD approach (level 3) which resulted in a nominal value. As a result, the Company recognized a $3.8 million impairment loss relating to these intangible assets for the year ended June 30, 2021. The impairment loss was allocated to the cannabis operating segment (Note 28).

During the year ended June 30, 2020, the Company initiated a plan to close operations at certain production facilities (Notes 1 and 3) which adversely impacts the intended use of the related operating permits and licenses and certain property, plant and equipment (Note 11). The recoverable amount of the permits and licenses are estimated using a FVLCD approach (level 3) which resulted in a nominal value. As a result, the Company recognized a $100.4 million impairment loss relating to these intangible assets for the year ended June 30, 2020. These permits and licenses, and the corresponding impairment loss, are allocated to the cannabis operating segment (Note 28).

(b)    CGU and Goodwill Impairments

As at June 30, 2021 and 2020, the Company performed its annual impairment test on its indefinite life intangible assets and goodwill. The recoverable amount of the operating segments to which goodwill is allocated and the CGUs to which indefinite life intangibles are allocated were determined based on FVLCD using Level 3 inputs in a discounted cash flow (“DCF”) analysis. As the cannabis operating segment is comprised of various CGUs, management tested the individual CGUs, which contain the indefinite life intangibles, for impairment before the cannabis operating segment which contains the associated goodwill. Where applicable, the Company uses its market capitalization and comparative market multiples to corroborate DCF results. The significant assumptions applied in the determination of the recoverable amount are described below:

i.Cash flows: Estimated cash flows were projected based on actual operating results from internal sources as well as industry and market trends. Estimated cash flows are primarily driven by forecasted revenues and operating costs. The Canadian Cannabis CGU, European Cannabis CGU, and the Cannabis Operating Segment forecasts are extended to a total of four years (and a terminal year thereafter), while the U.S. CBD CGU forecast is extended to a total of eight years (and a terminal year thereafter) as this was deemed more appropriate for operations entering in new and developing markets;
ii.Terminal value growth rate: The terminal growth rate was based on historical and projected consumer price inflation, historical and projected economic indicators, and projected industry growth;
iii.Post-tax discount rate: The post-tax discount rate is reflective of the CGUs Weighted Average Cost of Capital (“WACC”). The WACC was estimated based on the risk-free rate, equity risk premium, beta adjustment to the equity risk premium based on a direct comparison approach, an unsystematic risk premium, and after-tax cost of debt based on corporate bond yields; and
iv.Tax rate: The tax rates used in determining the future cash flows were those substantively enacted at the respective valuation date.

The following table outlines the key assumptions used in calculating the recoverable amount for each CGU and operating segment tested for impairment as at June 30, 2021 and 2020:

	Indefinite Life Intangible Impairment Testing		Goodwill Impairment Testing
	Canadian Cannabis CGU	European Cannabis CGU	Cannabis Operating Segment	U.S. CBD CGU
June 30, 2021
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%
Discount rate	13.8%	14.5%	14.0%	14.8%
Budgeted revenue growth rate	53.4%	60.8%	53.7%	47.4%
Fair value less costs of disposal	$1,587,207	$183,480	$1,915,366	$4,368

June 30, 2020
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%
Discount rate	16.1%	16.0%	16.1%	20.3%
Budgeted revenue growth rate	44.9%	75.0%	45.4%	212.4%
Fair value less costs of disposal	$1,956,844	$113,703	$2,188,056	$54,367
(i)    CGU impairments

In addition to the annual impairment test, at the end of each reporting period, the Company assesses whether there were events or changes in circumstances that would indicate that a CGU or group of CGUs were impaired. The Company considers external and internal factors, including overall financial performance and relevant entity-specific factors, as part of this assessment.

As at December 31, 2020, management had noted indicators of impairment present within its Canadian Cannabis CGU and as a result, performed an indicator-based impairment test. The Company considers external and internal factors, including overall financial performance and relevant entity-specific factors, as part of this assessment. As at December 31, 2020, the following factor was identified as an impairment indicator for the Canadian Cannabis CGU:

•Change in strategic plans - During the three months ended December 31, 2020, the Company announced its shift towards a more variable cost structure in cultivation by expanding its network of external supply and scaling back production from its existing fixed asset network. As part of this plan, the Company (i) formally terminated construction activity and closed the Aurora Sun facility; and (ii) scaled back production at Aurora Sky to 25% of its previous levels.

The Company’s Canadian Cannabis CGU represents its operations dedicated to the cultivation and sale of cannabis products within Canada and forms part of the Company’s Cannabis Operating Segment. As a result, management also tested the Cannabis Operating Segment which contained $888.7 million of goodwill as at December 31, 2020. Management concluded that the recoverable amounts were higher than the carrying values as at December 31, 2020, and no impairment was recognized within the Canadian Cannabis CGU nor the Cannabis Operating Segment.

The following table outlines the key assumptions used in calculating the recoverable amount for each CGU and operating segment tested for impairment:

	Canadian Cannabis CGU	Cannabis Operating Segment
December 31, 2020
Terminal value growth rate	3.0%	3.0%
Discount rate	14.5%	14.5%
Budgeted revenue growth rate (average of next five years)	41.8%	42.4%
Fair value less costs of disposal	$1,759,421	$2,205,098

As at December 31, 2019, management performed an indicator-based test as there were events or changes in circumstances that indicated that a CGU or group of CGUs were impaired. As at December 31, 2019, the following factors were identified as impairment indicators:

i.Revenue decline - Constraints in the provincial retail distribution network, including a slower than expected roll-out of retail stores across Canada, has resulted in a decrease of expected sales and profitability as compared to outcomes initially forecasted by management;
ii.Change in strategic plans - Halting of construction at Aurora’s Nordic Sky Facility and deferral of the majority of final construction and commissioning activities at its Aurora Sun Facility;
iii.Decline in stock price and market capitalization - As at December 31, 2019, the carrying amount of the Company’s total net assets exceeded the Company’s market capitalization.

Key assumptions used in calculating the recoverable amount for each CGU tested for impairment as at December 31, 2019 are outlined in the following table:

	Canadian Cannabis CGU	Latin American CGU	European Hemp CGU	Analytical Testing CGU
December 31, 2019
Terminal value growth rate	3.0%	3.0%	3.0%	3.0%
Discount rate	11.5%	31.8%	15.0%	14.0%
Budgeted revenue growth rate (average of next five years)	50.6%	3.0%	13.5%	12.5%
Fair value less costs of disposal	$3,712,967	$12,386	$11,572	$8,064

Canadian Cannabis CGU

Management concluded that the recoverable amount was higher than the carrying value as at June 30, 2021, and no impairment was recognized within the Canadian Cannabis CGU (December 31, 2020, June 30, 2020 and December 31, 2019 - nil, nil, and nil, respectively).

European Cannabis CGU

The Company’s European Cannabis CGU represents its operations dedicated to the cultivation and sale of cannabis products within Europe and forms part of the Company’s Cannabis Operating Segment. Management concluded that the recoverable amount was higher than the carrying value as at June 30, 2021, and no impairment was recognized within the European Cannabis CGU (June 30, 2020 - nil).
Latin American (“LATAM”) CGU

The Company’s LATAM CGU represents its operations dedicated to the cultivation and sale of cannabis and hemp products within LATAM. This CGU is attributed to the Company’s Cannabis Operating Segment. As a result of the impairment test performed during the three months ended December 31, 2019, management concluded that the carrying value was higher than the recoverable amount and recorded impairment losses of $152.3 million. Management allocated the impairment loss based on the relative carrying amounts of the CGU’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. Management allocated $143.4 million of impairment losses to the CGU’s indefinite life permits and licenses and $8.8 million of impairment losses to property, plant and equipment (Note 11). There were no impairment indicators for this CGU during the year ended June 30, 2021.

European Hemp CGU

The Company’s European Hemp CGU represents its operations dedicated to the cultivation and sale of hemp products within Europe. This CGU is attributed to the Company’s Cannabis Operating Segment. As a result of the impairment test performed during the three months ended December 31, 2019, management concluded that the carrying value was higher than the recoverable amount and recorded impairment losses of $7.0 million. Management allocated the impairment loss based on the relative carrying amounts of the CGU’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. The impairment loss was fully allocated to property, plant and equipment (Note 11). There were no impairment indicators for this CGU during the year ended June 30, 2021.

Analytical Testing CGU

The Company’s Analytical Testing CGU represents its operations dedicated to analytical and quality control testing of cannabis. This CGU is attributed to the Company’s Cannabis Operating Segment. As a result of the impairment test performed during the three months ended December 31, 2019, management concluded that the carrying value was higher than the recoverable amount and recorded impairment losses of $12.8 million. Management allocated the impairment loss based on the relative carrying amounts of the CGU’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. The impairment loss was allocated among intangible assets including customer relationships, definite life permits and licenses, know-how and brand. There were no impairment indicators for this CGU during the year ended June 30, 2021.

Patient Counseling CGU

The Company’s Patient Counseling CGU represents its operations dedicated to patient counseling and educational operations. This CGU is attributed to the Company’s Cannabis Operating Segment. The recoverable amount of $0.5 million was determined using a FVLCD method by discounting the most recent expected future net cash flows to the Company from the investment. As a result of the impairment test performed during the three months ended December 31, 2019, management concluded that the estimated recoverable amount of the investment is nominal and as a result, recorded impairment losses of $2.5 million. Management allocated the impairment loss based on the relative carrying amounts of the CGU’s assets at the impairment date, with no individual asset being reduced below its recoverable amount. The impairment loss was allocated to the customer relationship intangible asset. There were no impairment indicators for this CGU during the year ended June 30, 2021.

(ii)    Operating segment impairments

Cannabis Operating Segment (Goodwill)

During the year ended June 30, 2021, the Company had no goodwill impairment (June 30, 2020 - $2.3 billion) for the cannabis operating segment. As a result of the impairment tests performed as at June 30, 2021 and December 31, 2020, management concluded that the carrying value of the cannabis operating segment was lower than the $1.9 billion and $2.2 billion recoverable amount, respectively (June 30, 2020 and December 31, 2019 - $2.2 billion and $4.7 billion, respectively), and recorded impairment losses of nil and nil, respectively (three months ended June 30, 2020 and December 31, 2019 - $1.5 billion and $762.2 million, respectively). The impairment losses during the prior year were recognized due to a change in overall industry and market conditions, a change in management’s forecasted sales and profitability outlook, and a realignment and refocus of strategic plans to meet market demand.

The cannabis operating segment impairment test at June 30, 2021 resulted in a recoverable amount that approximated the carrying value. The results of the impairment test is dependent on estimates and judgments made by management, particularly in relation to the key assumptions described above. A reasonably possible change in key assumptions could lead to the carrying value of the operating segment exceeding its recoverable amount. The following table highlights the sensitivities and amount by which each significant assumption used must change in isolation in order for the estimated recoverable amount to equal the carrying value:

Cannabis Operating Segment
Change required for the recoverable amount to equal the carrying value
Pre-tax discount rate	0.02%
Total pre-discounted forecasted operating cash flow	(1.54)%

U.S. CBD CGU (Goodwill)

The Company’s U.S. CBD CGU represents its operations dedicated to the sale of hemp-derived CBD products in the U.S. As a result of the impairment test as at June 30, 2021, management concluded that the recoverable amount of the U.S. CBD CGU was lower than the carrying value and recorded an impairment loss of $41.2 million (June 30, 2020 - nil). Management allocated $33.8 million of the impairment loss to the U.S. CBD CGU’s goodwill and $7.4 million to its customer distribution network intangible assets (June 30, 2020 - nil and nil, respectively).